                                                                    EXHIBIT 99.2


DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER:  01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED






In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ NICHOLAS J. DAVISON
---------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER:  01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

 22-May-02                   Summary Of Bank, Investment & Petty Cash Accounts                           Attachment 1
 11:37 AM                           Great Ocean Cruise Line, L.L.C.
Summary                                  Case No: 01-10959 (EIK)                                            UNAUDITED
Great Ocean Cruise Line, LLC             For Month Of Apr, 2002



                                         Balances
                               -----------------------------     Receipts &         Bank
                                  Opening          Closing      Disbursements      Statements             Account
Account                        As Of 4/01/02    As Of 4/30/02     Included          Included              Reconciled
-------                        -------------    -------------     --------          --------              ----------
Mississippi Queen Steamer        100,000.00       100,000.00        Yes             No - Not              Yes
Hibernia                                                                            Concentration
Account # - 812-502-719                                                             Account

Mississippi Queen                      0.00             0.00        No -            Not A Bank            No -
Petty Cash                                                          No Activity     Account               No Activity

  22-May-02                  Receipts & Disbursements             Attachment 2-1
   2:42 PM               Great Ocean Cruise Line, L.L.C.
R&D - Hibernia - MQ Steamer  Case No: 01-10959 (EIK)                   UNAUDITED
                                    Hibernia
                        Mississippi Queen Steamer Account
                             Account # - 812-502-719
                            1 April 02 - 30 April 02


Opening Balance - 1 Apr 02
--------------------------
                               100,000.00


Receipts
--------




                               ----------
                                     0.00             Total Receipts


Disbursements
-------------




                               ----------
                                     0.00             Total Disbursements



Closing Balance - 30 Apr 02
---------------------------
                               100,000.00

  22-May-02                 Concentration & Investment Account Statements                   Attachment 3
   11:39 AM                      Great Ocean Cruise Line, L.L.C.
Summary                              Case No: 01-10959 (EIK)
Great Ocean Cruise Line, LLC        For Month Of April, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 22-MAY-02 13:31:57
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: APR-02

currency USD
Company=21 (MISSISSIPPI QUEEN)
                                                  PTD-Actual
                                                  30-Apr-02
                                               ---------------
Revenue
Gross Revenue                                      3,529.14
Allowances                                       (57,621.00)
                                                 ----------
Net Revenue                                      (54,091.86)

Operating Expenses
Air                                                    0.00
Hotel                                                  0.00
Commissions                                            0.00
Onboard Expenses                                   9,942.59
Passenger Expenses                                15,324.32
Vessel Expenses                                   11,751.51
Layup/Drydock Expense                                  0.00
Vessel Insurance                                  41,701.87
                                                 ----------
Total Operating Expenses                          78,720.29

                                                 ----------
Gross Profit                                    (132,812.15)

SG&A Expenses
General and Admin Expenses                         9,600.00
Sales & Marketing                                      0.00
Start-Up Costs                                    36,544.27
                                                 ----------
Total SG&A Expenses                               46,144.27

                                                 ----------
EBITDA                                          (178,956.42)

Depreciation                                           0.00

                                                 ----------
Operating Income                                (178,956.42)

Other Expense/(Income)
Interest Income                                        0.00
Equity in Earnings for Sub                             0.00
Reorganization expenses                                0.00
                                                 ----------
Total Other Expense/(Income)                           0.00

                                                 ----------
Net Pretax Income/(Loss)                        (178,956.42)

Income Tax Expense                                     0.00

                                                 ----------
Net Income/(Loss)                               (178,956.42)
                                                 ==========

AMCV US SET OF BOOKS                                  Date: 22-MAY-02 13:32:53
BALANCE SHEET - ATTACHMENT 5                          Page:   1
Current Period: APR-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                           YTD-Actual            YTD-Actual
                                           30-Apr-02             22-Oct-01
                                        ---------------         ------------
ASSETS

Cash and Equivalent                         100,000.00             91,427.94

Restricted Cash                                   0.00                  0.00

Accounts Receivable                          27,274.85             61,448.42

Inventories                                 305,582.91            387,173.50

Prepaid Expenses                             31,561.00              9,438.70

Other Current Assets                              0.00            (14,555.00)

                                         -------------         -------------
Total Current Assets                        464,418.76            534,933.56


Fixed Assets                             32,530,486.54         32,530,486.54

Accumulated Depreciation                (22,994,750.57)       (22,994,750.57)

                                         -------------         -------------
Net Fixed Assets                          9,535,735.97          9,535,735.97


Net Goodwill                                      0.00                  0.00

Intercompany Due To/From                 22,825,116.18         19,836,574.32

Net Deferred Financing Fees                       0.00                  0.00

Net Investment in Subsidiaries                    0.00                  0.00

                                         -------------         -------------
Total Other Assets                       22,825,116.18         19,836,574.32

                                         -------------         -------------
Total Assets                             32,825,270.91         29,907,243.85
                                         =============         =============

AMCV US SET OF BOOKS                                  Date: 22-MAY-02 13:32:53
BALANCE SHEET - ATTACHMENT 5                          Page:   2
Current Period: APR-02

currency USD
Company=21 (MISSISSIPPI QUEEN)
                                              YTD-Actual           YTD-Actual
                                              30-Apr-02            22-Oct-01
                                           ---------------        ------------
LIABILITIES

Accounts Payable                                 1,826.90              9,423.11

Accrued Liabilities                            775,033.43            935,232.90

Deposits                                     4,391,163.23                  0.00

                                            -------------         -------------
Total Current Liabilities                    5,168,023.56            944,656.01


Long Term Debt                                       0.00                  0.00

Other Long Term Liabilities                          0.00                  0.00

                                            -------------         -------------
Total Liabilities                            5,168,023.56            944,656.01


Liabilities Subject to Compromise            2,667,587.11          2,827,647.41


OWNER'S EQUITY

Common Stock                                         0.00                  0.00

Add'l Paid In Capital                        4,571,000.00          4,571,000.00

Current Net Income (Loss)                     (787,482.48)          (984,131.23)

Retained Earnings                           21,206,142.72         22,548,071.66

                                            -------------         -------------
Total Owner's Equity                        24,989,660.24         26,134,940.43

                                            -------------         -------------
Total Liabilities & Equity                  32,825,270.91         29,907,243.85
                                            =============         =============

Debtor: Great Ocean Cruise Line, L.L.C.             Case Number:  01-10959 (JCA)

                                  ATTACHMENT 6
                     Summary List of Due To/Due From Account
                       For the Month Ended April 30, 2002




                                                             BEGINNING                                                ENDING
AFFILIATE NAME                            CASE NUMBER         BALANCE            DEBITS            CREDITS            BALANCE
American Classic Voyages Co.                01-10954        29,613,273.96       32,241.36         15,411.70        29,630,103.62
AMCV Cruise Operations, Inc.                01-10967       (21,454,384.40)              -        178,093.61       (21,632,478.01)
The Delta Queen Steamboat Co.               01-10970        16,459,146.36    1,910,057.69        382,541.74        17,986,662.31
DQSB II, Inc.                               01-10974              (877.52)              -                 -              (877.52)
Great AQ Steamboat, L.L.C.                  01-10960            14,507.47               -                 -            14,507.47
Great Pacific NW Cruise Line, L.L.C.        01-10977            10,219.55               -                 -            10,219.55
Great River Cruise Line, L.L.C.             01-10963           (33,078.37)      64,004.62        273,786.14          (242,859.89)
Cruise America Travel, Incorporated         01-10966        (2,953,907.27)              -                 -        (2,953,907.27)
Delta Queen Coastal Voyages, L.L.C.         01-10964            85,950.95               -                 -            85,950.95
Cape Cod Light, L.L.C.                      01-10962             4,980.00               -                 -             4,980.00
Cape May Light, L.L.C.                      01-10961             1,844.01               -                 -             1,844.01
Project America, Inc.                       N/A                 (4,475.20)              -                 -            (4,475.20)
Great Hawaiian Cruise Line, Inc.            01-10975                    -               -         37,394.43           (37,394.43)
Great Hawaiian Properties Corporation       01-10971           (34,964.32)              -                 -           (34,964.32)
Great Independence Ship Co.                 01-10969            (2,195.09)              -                 -            (2,195.09)
                                                           ----------------------------------------------------------------------
                                                            21,706,040.13    2,006,303.67        887,227.62        22,825,116.18
                                                           ======================================================================

GREAT OCEAN CRUISE LINE, L.L.C.                        CASE #:   01-10959 (EIK)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING







DETAIL:                                      0-30 DAYS    31-60 DAYS     61-90 DAYS      91+ DAYS         TOTAL


Paymentech Credit Card Processor                                                          27274.85        27274.85
American Express Credit Card Processor                                                                           0
Discover Credit Card Processor                                                                                   0
Diners Credit Card Processor                                                                                     0
Travel Agents                                                                                                    0

Total                                            0              0              0          27274.85        27274.85


                                                                  ATTACHMENT # 7

                                MISSISSIPPI QUEEN
                                AP-STEAMER CHECKS

                               21-000-221300-00000

                                    APRIL-02

OUTSTANDING CHECKS:

                   17103 Garrett TV & Appliances                 498.75
                   17104 Marvin Ross                             957.96
                   17165 Jim Coulson-MCI                          50.69
                   17183 S. Baham-Spiegel                         20.00
                   17190 C. Sisson-J. Sisson                     199.50
                   17248 A. Sisson-J. Sisson                     100.00


                   Total per G/L:                               1826.90
                                                               ========



                   ATTACHMENT # 8

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.              CASE NUMBER: 01-10959 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO APRIL MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Food and beverage amounts have increased due to purchases made in preparation of the vessel's return to service on May 7, 2002. Other inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.


2. The Debtor ceased operating its primary asset, the Mississippi Queen, on October 22, 2001. In connection therewith, the Debtor ceased recording depreciation and has not adjusted asset values pending the outcome of Chapter 11 proceedings. The vessel is in lay-up utilizing the current accrual. There is no accrual for future lay-up costs as it is scheduled to be sold imminently.

3. Prepaid Expenses represents vendor prepayments to ensure their service availability for the vessel's return to service on May 7, 2002.